EMPLOYEE SOLUTIONS, INC.
                   OFFICER/DIRECTOR INDEMNIFICATION AGREEMENT

                  This Agreement, which shall be effective as of May 11, 1998, is by and between Employee Solutions, Inc., an Arizona corporation (the "Company"), and the undersigned executive officer and director of the Company (the "Indemnitee").

                                    RECITALS

                  WHEREAS, it is essential for the Company to be able to retain and attract as executive officers and directors the most capable persons available.

                  WHEREAS, Indemnitee is an executive officer and director of the Company.

                  WHEREAS, both the Company and Indemnitee recognize the risk created by the increased risk of litigation and other claims being asserted against executive officers and directors of public companies in today's environment.

                  WHEREAS, effective January 1, 1996, the Arizona Business Corporation Act ("ABCA") has been changed, and the Company and Indemnitee wish to avail themselves of the revised provisions of the ABCA, and to specify certain matters not specifically provided in the ABCA.

                  WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's service to the Company in an effective manner, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies.

                                    COVENANTS

                  THEREFORE, in consideration of the promises in this Agreement, and intending to be legally bound hereby, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

         1.   CERTAIN DEFINITIONS.

                  (a) ACTION: any threatened, pending or completed action, suit, proceeding or alternate dispute resolution mechanism, or any inquiry, hearing or investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternate dispute resolution mechanism, whether civil, criminal, administrative, investigative or other, and whether formal or informal.

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                  (b) CHANGE IN CONTROL: shall be deemed to have occurred if (i)
any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding
immediately   prior  thereto   continuing  to  represent  (either  by  remaining
outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all the Company's assets.

                  (c) DERIVATIVE ACTION: an Action by or in the right of the Company.

                  (d) EXPENSES: include attorneys' fees, court costs, deposition costs, court reporter fees, travel and all other costs, expenses and obligations actually paid to another or incurred in connection with investigating the facts underlying the Action, preparing to defend and defending the Action or preparing for and participating in the Action as a witness, or any of the foregoing expenses incurred on appeal or in an action or other proceeding to enforce Indemnitee's rights hereunder, or any other reasonable expenses incurred by Indemnitee in participating in any Indemnifiable Action or Indemnifiable Derivative Action.

                  (e) INDEMNIFIABLE ACTION OR INDEMNIFIABLE DERIVATIVE ACTION: any Action or Derivative Action arising out of or relating, directly or indirectly, to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or a subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, limited liability company, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity.

                  (f) POTENTIAL CHANGE IN CONTROL: shall be deemed to have occurred if (i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control;
(ii) any person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control; (iii) any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding Voting Securities, increases such person's beneficial ownership of such securities by 5% or more over the percentage so owned by such person on the date hereof; or (iv) the Board of Directors adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

                  (g) VOTING SECURITIES: any securities of the Company which vote generally in the election of directors.

         2. NO PENDING ACTIONS. Indemnitee represents to the Company that, to Indemnitee's actual knowledge, (i) there is no Indemnifiable Action or Indemnifiable Derivative Action involving Indemnitee as of the date of this Agreement and (ii) no facts exist that may form the basis for any such Action involving Indemnitee.

         3. INDEMNIFICATION FOR ACTIONS OTHER THAN DERIVATIVE ACTIONS. If Indemnitee was, is, or becomes a party to or a witness or other participant in, or is threatened to be made a party to or witness or other participant in, an Indemnifiable Action other than an Indemnifiable Derivative Action, the Company shall, subject to the provisions of this Agreement, indemnify Indemnitee to the fullest extent permitted by law against any and all Expenses, judgments, fines, penalties, and amounts paid in settlement of such Action.

         4. INDEMNIFICATION FOR DERIVATIVE ACTIONS.

                  (a) BASIC INDEMNIFICATION. If Indemnitee was, is, or becomes a party to or a witness or other participant in, or is threatened to be made a party to or witness or other participant in an Indemnifiable Derivative Action, the Company shall, subject to the provisions of this Agreement, indemnify Indemnitee to the fullest extent permitted by law against any and all Expenses, but not judgments, fines, or, except as set forth below, amounts paid in settlement of such Derivative Action.

                  (b) ADJUDICATION OF LIABILITY IN DERIVATIVE ACTIONS. Notwithstanding Paragraph 4(a), no indemnification shall be made in respect of any claim, issue, or matter as to which Indemnitee shall have been adjudged (by final judicial determination from which there is no further right to appeal) to be liable to the Company unless and only to the extent that the court in which such Derivative Action was brought shall determine upon application by
Indemnitee that despite the adjudication of liability and in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification which such court shall deem proper.

                  (c) SETTLEMENT OF DERIVATIVE ACTIONS. Notwithstanding Paragraph 4(a), the court in which such Derivative Action was brought may determine upon application of Indemnitee that, in view of all circumstances of

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the case,  indemnity  for  amounts  paid in  settlement  is proper and may order indemnity for the amounts so paid in settlement and for the Expenses actually and reasonably paid in connection with such application, to the extent the court deems proper.

         5. LIMITS ON INDEMNIFICATION. Except as stated in Paragraph 6, there shall be no indemnification pursuant to this Indemnification Agreement:

                  (a) to the extent that payment for the same claims or amounts are actually made to the Indemnitee under a valid and collectible insurance policy; provided, however, that if it should subsequently be determined that the Indemnitee is not legally entitled to retain any such payment, the restriction on indemnification pursuant to this subparagraph (a) shall no longer apply;

                  (b) to the extent that the Indemnitee is indemnified or receives a recovery for the same claims or amounts otherwise than pursuant to this Indemnification Agreement; provided, however, that if it should subsequently be determined that the Indemnitee is not legally entitled to retain any such recovery, the restriction on indemnification pursuant to this subparagraph (b) shall no longer apply;

                  (c) on account of any violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, and rules promulgated thereunder;

                  (d) on account of any violation of Section 10(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any rules promulgated thereunder, or similar state law, to the extent that such violation is based on (i) the purchase or sale of a security by Indemnitee or a person affiliated with Indemnitee while Indemnitee is in possession of material nonpublic information about the Company, or (b) the communication of material nonpublic information about the Company in connection with any transaction on or through the facilities of a national securities exchange or from or through a broker or dealer, other than as part of a securities offering by the Company;

                  (e) with respect to any transaction from which the Indemnitee derived an improper personal benefit to which he or she is not legally entitled;

                  (f) for the return of any remuneration paid to the Indemnitee that is held by any court in a final judgment to have been illegal or improper;

                  (g) to the extent that the Indemnitee's action or failure to act was (i) not in good faith, or (ii) in the case of conduct Indemnitee's official capacity with the Company, not in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, or, in other cases, conduct was opposed to the Company's best interests, or (iii) with respect to any criminal Action, with reasonable cause to believe his or her conduct was unlawful; or

                  (h) if a final nonappealable decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

         6. PARTIAL AND MANDATORY INDEMNITY. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company of some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of an Action but not for the total amount, the Company shall indemnify Indemnitee for the portion to which Indemnitee is entitled. To the extent that Indemnitee has been successful on the merits or otherwise (including dismissal with or without prejudice) in defense of any Indemnifiable Action or Indemnifiable Derivative Action, or in defense of any claim, issue or matter therein, he or she shall be indemnified against Expenses actually and reasonably incurred by him in connection therewith, except as stated in Paragraph 5(a) or 5(b).

         7. NOTIFICATION OF INDEMNIFIABLE ACTION OR INDEMNIFIABLE DERIVATIVE ACTION. Indemnitee shall promptly notify the Company of any Indemnifiable Action or Indemnifiable Derivative Action promptly after receipt by Indemnitee of notice of the commencement of such Indemnifiable Action or Indemnifiable Derivative Action. With respect thereto:

                  (a) The Company will be entitled to participate therein at its own expense.

                  (b) Except as otherwise provided below, the Company jointly with any other indemnifying party may assume the defense thereof, with counsel reasonably satisfactory to Indemnitee to be chosen or approved by the Company. After notice from the Company to Indemnitee of its election to so assume the defense thereof, the Company will not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or participation in such Action or Derivative Action (including travel expenses) or as otherwise provided below. Indemnitee shall have the right to employ independent counsel in such Action or Derivative Action; however, the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless:

                           (i) the  employment   of   independent   counsel   by
         Indemnitee has been authorized by the Company;

                           (ii) counsel employed by the Company to represent the Indemnitee shall have reasonably concluded that there may be a conflict of interest in the conduct of the defense of such action that prevents such counsel from representing Indemnitee; or

                           (iii) the Company shall not in fact have employed counsel to assume the defense of such Action or Derivative Action on behalf of Indemnitee.

The fees and expenses of independent counsel of Indemnitee in subparagraphs 7(b)(i), (ii) and (iii) shall be borne by the Company.

                  (c) If the Company has assumed the defense of the Indemnitee pursuant to subparagraph (b) above, the Company shall not be liable to indemnify Indemnitee under this Agreement for any amount paid in settlement of any Action or Derivative Action effected without its written consent, the Company shall not settle any Action or Derivative Action in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent, and neither the Company nor Indemnitee will unreasonably withhold their consent to any proposed settlement.


         8. ADVANCE OF EXPENSES; FAILURE TO PAY CLAIM.

                  (a) WRITTEN REQUEST. If so requested by Indemnitee in writing, the Company shall (subject to the Expense Advance Rules hereinafter described) advance to Indemnitee (an "Expense Advance") any and all Expenses incurred in connection with the investigation and preparation of the Indemnitee's participation in any Indemnifiable Action or Indemnifiable Derivative Action, whether as a witness or a party, pursuant to this Agreement. The Company shall comply with the Indemnitee's written request for an Expense Advance, and make any necessary determination that the facts then known would not preclude indemnification under the ABCA, within ten (10) business days of receipt of such written request together with the reimbursement commitment referred to in subparagraph (b) below. If the Company does not honor Indemnitee's request for an Expense Advance, Indemnitee may bring an action in any court of competent jurisdiction to enforce the right to an Expense Advance, the Company shall have the burden of proof in such action to demonstrate that the Expense Advance is not payable, and the Company shall reimburse Indemnity for all Expense thereof unless the court denies indemnification.

                  (b) REIMBURSEMENT BY INDEMNITEE. The obligation of the Company to make an Expense Advance shall be subject to the condition that, if it is ultimately determined (by final judicial determination from which there is no further right to appeal) that there are matters to which Indemnitee is not entitled to indemnity under this Agreement, the Company shall be entitled to be reimbursed by Indemnitee for all such amounts. Prior to obtaining the initial Expense Advance, Indemnitee must confirm such reimbursement obligation by delivery to Company of a signed undertaking in the form of Exhibit A or in such other form as Company may reasonably accept.

                  (c) EXPENSE ADVANCE RULES. Expenses in all cases must be reasonable and comply with existing or future billing procedures of the Company so that the Company can reasonably monitor and audit such Expenses. With respect to attorneys' fees, the Company will give reasonable consideration to requests for specific counsel and to requests for the grouping of individuals for joint defense purposes. Any attorney representing more than one individual may be requested to render separate statements to each individual or otherwise allocate billings by individual.

                  (d) FAILURE TO PAY CLAIM. If loss has been incurred and a claim for indemnification under this Agreement is not paid by the Company within ten (10) business days after a written claim has been received by the Company, Indemnitee may at any time thereafter bring suit against the Company to recover any unpaid amount of the claim and all Expenses incurred by Indemnitee to obtain such court ordered indemnification.

         9. BURDEN OF PROOF. In connection with any determination as to whether Indemnitee is entitled to be indemnified hereunder the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

         10. NO PRESUMPTION. For purposes of this Agreement, the termination of any Action by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of NOLO CONTENDERE, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not payable under this Indemnification Agreement or permitted by applicable law.

         11. NONEXCLUSIVITY, ETC. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company's Articles of Incorporation or bylaws, or the ABCA or otherwise. To the extent that a change in the ABCA (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's Articles of Incorporation, bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

         12. LIABILITY INSURANCE. To the extent the Company maintains an insurance policy or policies providing Directors' and Officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company Director, Officer or Indemnitee. If Indemnitee incurs any Expenses in tendering the defense of the Action to the insurance company providing the Directors and Officers insurance, such Expenses shall be considered indemnifiable Expenses.

         13. PERIOD OF LIMITATIONS. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two year period; PROVIDED, HOWEVER, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

         14. NO RIGHT TO EMPLOYMENT. Nothing contained in this Indemnification Agreement is intended to, or shall, create any right to employment by the Company.

         15. AMENDMENTS AND WAIVER. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto; provided, however, that if any provision of this Agreement is challenged as being unlawful, the parties agree that the court in which such challenge is litigated may modify such provision so that it is enforceable to the maximum extent permitted by law and may enforce the Agreement as so modified. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         16. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

         17. BINDING EFFECT. ETC. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, heirs, and assigns.

         18. TERMINATION BY COMPANY. This Agreement shall continue in full force and effect, regardless of whether Indemnitee continues to serve as a director of the Company or any other enterprise at the Company's request, unless terminated pursuant to this Paragraph. By giving written notice to Indemnitee at his or her address according to Company records, the Company, prior to a Potential Change of Control or Change of Control, may terminate its obligations under this Indemnification Agreement as to any act or omission of Indemnitee after such written notice is given. Any such termination of this Agreement shall not terminate the Company's obligations hereunder with respect to actions which occurred prior to such termination. Notice is deemed given when actually received or two days after being sent by registered or certified mail, whichever is earlier.

         19. SEVERABILITY. The provisions of this Agreement shall be severable and, in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions shall remain enforceable to the fullest extent permitted by law, including the provisions that have been modified by a court pursuant to Paragraph 15 hereof.

         20. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Arizona applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

         21.   PRIOR   AGREEMENTS.   This   Agreement   supersedes   all   prior
Indemnification Agreements between the Company and Indemnitee.


EMPLOYEE SOLUTIONS, INC.


By: /s/ Quentin P. Smith
   -----------------------------

Its: Chairman of the Board
    ----------------------------



/s/ James E. Gorman
--------------------------------
Signature of Indemnitee

 James E. Gorman
--------------------------------
Print Name

Address for notices: 6225 N. 24th
                    -------------------------
                     Phoenix, AZ  85016
                    -------------------------

                    -------------------------

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                                    EXHIBIT A





______________________, 199_


Employee Solutions, Inc.
Attention: Chief Executive Officer
6225 N. 24th Street
Phoenix, AZ  85016

RE:      INDEMNIFICATION AGREEMENT DATED          , 199_ (THE "AGREEMENT")

Gentlemen:

         I am the beneficiary of the above Agreement and am a defendant, witness, or other participant in the following legal action:
___________________________________.  A copy of the  Complaint in this action is attached for your information.

         Pursuant to Paragraph 8 of the Agreement, I hereby request that Employee Solutions, Inc. advance my Expenses as such term is used in the Agreement, subject to the Expense Advance Rules, as such Rules are applied in the Agreement. I hereby confirm that I will reimburse Employee Solutions, Inc. for all the amounts advanced to me that are ultimately determined (by final judicial determination from which there is no further right to appeal) to be associated with matters to which I am not entitled to indemnity under the Agreement.

         If any additional information is needed, my address and telephone number are listed below:

Address:

-------------------------
-------------------------
-------------------------

Telephone Number:

-------------------------


Very truly yours,